Exhibit 99.1

Lesaka's Q2 FY2026 Results: Lesaka achieves mid-point of its profitability guidance and reaffirms its FY2026 full year guidance

JOHANNESBURG, February 4, 2026 - Lesaka Technologies, Inc. (Nasdaq: LSAK; JSE: LSK) today released results for the second quarter of fiscal 2026 ("Q2 2026").

Q2 2026 performance1:

All growth rates are year-on-year between Q2 FY2026 and Q2 FY2025.

Group Level	USD (In thousands, except per share data)		ZAR (In thousands, except per share data)
	Q2 FY26	Q2 FY25	Q2 FY26	Q2 FY25	YoY%
Revenue	178,734	176,216	3,058,191	3,155,758	(3%)
Net Revenue(2)	93,403	77,060	1,598,138	1,379,926	16%
Operating Income(3)	2,150	547	37,039	10,138	265%
Net Income (Loss)(3)	3,645	(32,456)	60,825	(589,467)	nm
Group Adjusted EBITDA(2)(3)	17,777	11,580	304,451	207,685	47%
Basic Earnings (Loss) per Share(3)	0.04	(0.40)	0.68	(7.14)	nm
Adjusted Earnings(2)(3)	6,495	921	111,342	16,765	564%
Adjusted Earnings per Share(2)(3)	0.08	0.01	1.34	0.21	538%

Segment Level	USD (In thousands)		ZAR (In thousands)
	Q2 FY26	Q2 FY25	Q2 FY26	Q2 FY25	YoY%
Merchant
Revenue	131,919	145,209	2,257,003	2,600,561	(13%)
Net Revenue(2)	48,714	47,714	833,315	854,492	(2%)
Segment Adjusted EBITDA(3)	9,940	10,089	170,340	180,999	(6%)
Consumer
Revenue	33,118	22,929	566,735	410,687	38%
Segment Adjusted EBITDA	9,310	4,342	159,442	77,488	106%
Enterprise
Revenue	14,796	8,933	253,227	159,846	58%
Net Revenue(2)	12,670	7,272	216,862	130,083	67%
Segment Adjusted EBITDA	1,423	(31)	24,316	(537)	nm

(1) Average exchange rates applicable for the purpose of translating our results of operations: ZAR 16.96 to $1 for Q2 2026, ZAR 17.85 to $1 for Q2 2025.

(2) Non-GAAP measure. Refer to Attachment A of press release for full reconciliation of non-GAAP measures.

(3) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

Commenting on the results, Lesaka Chairman Ali Mazanderani said, "I am delighted that for the first time since the creation of Lesaka in 2022, we have delivered a positive Net Income and met our guidance for the 14th consecutive quarter. We also reaffirm our full-year guidance for FY2026, which will represent 49% growth in Group Adjusted EBITDA at the mid-point, and positive Net Income attributable to Lesaka."

Outlook: Third Quarter 2026 ("Q3 FY2026") and Full Fiscal Year 2026 ("FY 2026") guidance

While we report our financial results in USD, we measure our operating performance in ZAR, and as such we provide our guidance accordingly.

For Q3 FY2026, the quarter ending March 31, 2026, we expect:

  Net Revenue between ZAR 1.65 billion and ZAR 1.80 billion.
  Group Adjusted EBITDA between ZAR 300 million and ZAR 340 million.

For FY2026, the year ending June 30, 2026, we reaffirm:

  Net Revenue between ZAR 6.4 billion and ZAR 6.9 billion.
  Group Adjusted EBITDA between ZAR 1.25 billion and ZAR 1.45 billion.
  Net Income Attributable to Lesaka to be positive.
  Adjusted earnings per share of at least ZAR 4.60, implying a year-on-year growth of greater than 100%.

Our FY2026 guidance excludes the impact of the announced acquisition of Bank Zero (which is subject to regulatory approvals and other customary closing conditions) and any unannounced mergers and acquisitions that we may conclude.

Management has provided its outlook regarding Net Revenue, Group Adjusted EBITDA and Adjusted earnings per share, which are non-GAAP financial measures and excludes certain revenue and charges. Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the control of Lesaka and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measure are not available without unreasonable effort.

Earnings Presentation for Q2 FY2026 Results

Our earnings presentation will be posted to the Investor Relations page of our website prior to our earnings call.

Webcast Registration

Link to access the results webcast: https://www.corpcam.com/Lesaka05022026

Participants using the webcast will be able to submit questions during the live Question and Answer session. Link to conference call dial-in registration via Chorus Call: https://services.choruscall.eu/DiamondPassRegistration/register?confirmationNumber=4467642&linkSecurityString=add27e838

Dial in details and individual pin to be provided on registration. Participants using the conference call dial-in will be able to ask their questions during the live Question and Answer session

Following the presentation, an archived version of the webcast will be provided on Lesaka's Investor Relations website.

Immaterial revision of prior period information

Subsequent to the issuance of our Quarterly Report on Form 10-Q for the three months ended September 30, 2025, we determined that certain indirect taxes had not been accounted for correctly in our previously filed Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q (“Form 10-Q”) since June 30, 2022, and these filings were incorrect. In these previous filings, the amount of certain indirect taxes were incorrectly claimed in monthly indirect tax submissions to the taxing authority and were incorrectly excluded from our reported cost of goods sold, IT processing, servicing and support in the consolidated statements of operations and other payables and retained earnings in the consolidated balance sheet. We have also determined that we may also be liable for penalties and interest related to the indirect taxes not paid in a timely manner and have recorded the penalties in the selling, general and administration expense and the interest in interest expense in the revised consolidated statements of operations. The cumulative sum of the penalties and interest are included in other payables and retained earnings in the revised consolidated balance sheet.

We assessed the materiality of this error and change in presentation on prior period consolidated financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99"Materiality" and SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements". Based on this assessment, we concluded that previously issued financial statements were not materially misstated based upon overall considerations of both quantitative and qualitative factors.

For additional information refer to Note 1 to our Form 10-Q for the period ended December 31, 2025, as filed with the SEC.

Use of Non-GAAP Measures

U.S. securities laws require that when we publish any non-GAAP measures, we disclose the reason for using these non-GAAP measures and provide reconciliations to the most directly comparable GAAP measures. The presentation of Group Adjusted EBITDA, Net Revenue, Adjusted Earnings, Adjusted Earnings per Share, and headline (loss) earnings per share are non-GAAP measures. Refer to Attachment A for a reconciliation of these non-GAAP measures.

Non-GAAP Measures

Group Adjusted EBITDA

Group Adjusted EBITDA is net loss before interest, taxes, depreciation and amortization, adjusted for non-operational transactions (including loss on impairment/disposal of equity-accounted investments), impairment loss, loss from equity-accounted investments, stock-based compensation charges and once-off items. Once-off items represent non-recurring expense items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Net Revenue

Net revenue is a non-GAAP financial measure. Revenue is the financial measure calculated in accordance with GAAP that is most directly comparable to net revenue. We generate revenue from the provision of transaction-processing services through our various platforms and service offerings. We use these platforms to (a) sell prepaid airtime vouchers ("Pinned Airtime")  which was held as inventory, and (b) distribute pre-paid solutions including prepaid airtime vouchers (which we do not hold as inventory) ("Pinless Airtime"), prepaid electricity, gaming vouchers, and other products, to users of our platforms. We act as a principal when we sell Pinned Airtime that were held as inventory and record revenue and cost of sales on a gross basis when sold. We act as an agent in a transaction when we provide pre-paid solutions through our various platforms and services offerings because we do not control the good or service to be provided and we recognize revenue based on the amount that we are contractually entitled to receive for performing the distribution service on behalf of our customers using our platform. Our revenue under GAAP can fluctuate materially due to changes in the revenue mix between these revenue categories. Net Revenue is a non-GAAP measure and is calculated as revenue presented under GAAP less (i) the cost of Pinned Airtime sold by us, and (ii) commissions paid to third parties selling all other agency-based pre-paid solutions (including Pinless Airtime, electricity and other products) provided through our distribution channels. We believe that the use of Net Revenue is meaningful to users of financial information because it seeks to eliminate the impact of the change in the revenue mix from the revenue categories over the periods presented.

Adjusted earnings and Adjusted earnings per share

Adjusted earnings and Adjusted earnings per share is GAAP net income (loss) and income (loss) per share adjusted for the amortization of acquisition-related intangible assets (net of deferred taxes), stock-based compensation charges, and unusual non-recurring items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Adjusted earnings and Adjusted earnings per share for fiscal 2026 also includes adjustments related to the loss on impairment of equity-accounted investments, changes in the fair value of equity securities (net of deferred tax), loss on disposal of equity securities, other income and intangible asset amortization, net related to non-controlling interests.

Adjusted earnings and Adjusted earnings per share for fiscal 2025 also includes adjustments related to changes in the fair value of equity securities (net of deferred tax), loss on disposal of equity-accounted investments and intangible asset amortization, net related to non-controlling interests.

Management believes that the Group Adjusted EBITDA, Adjusted earnings and Adjusted earnings per share metrics enhance its own evaluation, as well as an investor’s understanding of our financial performance. Attachment A presents the reconciliation between GAAP net income (loss) attributable to Lesaka and these non-GAAP measures and the reconciliation between the basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP and the denominator used for Adjusted earnings per share.

Headline earnings (loss) per share ("HE(L)PS")

The inclusion of HE(L)PS in this press release is a requirement of our listing on the JSE. HE(L)PS basic and diluted is calculated using net income (loss) which has been determined based on GAAP. Accordingly, this may differ to the headline (loss) earnings per share calculation of other companies listed on the JSE as these companies may report their financial results under a different financial reporting framework, including, but not limited to, International Financial Reporting Standards.

HE(L)PS basic and diluted is calculated as GAAP net income (loss) adjusted for the loss on sale of equity-accounted investments, impairment losses related to our equity-accounted investments, impairment losses and (profit) loss on sale of property, plant and equipment. Attachment C presents the reconciliation between our net income (loss) used to calculate earnings (loss) per share basic and diluted and HE(L)PS basic and diluted and the calculation of the denominator for headline diluted earnings (loss) per share.

About Lesaka Technologies, Inc. (www.lesakatech.com)

Lesaka operates a South African fintech company driven by a purpose to provide financial services, software and other business services to Southern Africa's underserviced consumers and merchants. We offer an integrated and holistic multiproduct platform that provides transactional accounts, lending, insurance, merchant acquiring, cash management, software and Alternative Digital Products ("ADP"). We provide targeted solutions and integrations to facilitate payments between consumers, merchants, and enterprises. By providing a full-service fintech platform in our connected ecosystem, we facilitate the digitization of commerce in our markets.

Lesaka has a primary listing on NASDAQ (NASDAQ:LSAK) and a secondary listing on the Johannesburg Stock Exchange (JSE: LSK). Visit www.lesakatech.com for additional information about Lesaka.

Forward-Looking Statements

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as "expects," "estimates," "projects," "believes," "anticipates," "plans," "could," "would," "may," "will," "intends," "outlook," "focus," "seek," "potential," "mission," "continue," "goal," "target," "objective," derivations thereof, and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this press release, statements relating to future financial results and future financing and business opportunities are forward-looking statements. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in our Form 10-K for the fiscal year ended June 30, 2025, as filed with the SEC, as well as other documents we have filed or will file with the SEC. We assume no obligation to update the information in this press release, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

Investor Relations and Media Relations Contacts:

Idris Dungarwalla

Email: idris.dungarwalla@lesakatech.com

Mobile: +44 786 225 4852

Akash Dowra

Email: akash.dowra@lesakatech.com

Mobile: +27 83 235 9750

Media Relations Contact:

Ian Harrison
Email: Ian@thenielsennetwork.com

Lesaka Technologies, Inc.

Attachment A

Reconciliation of GAAP income (loss) attributable to Lesaka to Group Adjusted EBITDA:

Three and six months ended December 31, 2025 and 2024 and three months ended September 30, 2025

	Three months ended			Six months ended
	December 31,		Sept 30,	December 31,
	2025	2024	2025	2025	2024
Income (Loss) attributable to Lesaka - GAAP(A)	$3,645	$(32,456)	$(4,658)	$(1,013)	$(37,306)
Add (Less) net income (loss) attributable to noncontrolling interest	14	(28)	117	131	(28)
Net income (loss)	3,631	(32,428)	(4,775)	(1,144)	(37,278)
Earnings from equity accounted investments	(110)	(50)	-	(110)	(77)
Net income (loss) before earnings from equity-accounted investments	3,521	(32,478)	(4,775)	(1,254)	(37,355)
Income tax expense (benefit)	670	(6,412)	(146)	524	(6,334)
Profit (Loss) before income tax expense	4,191	(38,890)	(4,921)	(730)	(43,689)
Loss on disposal of equity securities	730	-	-	730	-
Other income	(3,883)	-	-	(3,883)	-
Change in fair value of equity securities	(2,971)	33,731	-	(2,971)	33,731
Net loss on impairment/ disposal of equity-accounted investment	-	161	584	584	161
Unrealized (gain) loss FV for currency adjustments	(133)	435	(64)	(197)	216
Operating loss after PPA amortization and net interest (non-GAAP)	(2,066)	(4,563)	(4,401)	(6,467)	(9,581)
PPA amortization (amortization of acquired intangible assets)	9,481	4,867	9,134	18,615	8,614
Operating income/(loss) before PPA amortization after net interest (non-GAAP)	7,415	304	4,733	12,148	(967)
Interest expense (A)	4,591	6,266	5,013	9,604	11,382
Interest income	(508)	(721)	(539)	(1,047)	(1,307)
Operating income before PPA amortization and net interest (non-GAAP)	11,498	5,849	9,207	20,705	9,108
Depreciation and amortization (excluding amortization of intangibles)	4,087	3,356	3,760	7,847	5,885
Interest adjustment	-	(757)	-	-	(1,588)
Stock-based compensation charges	1,945	2,644	1,861	3,806	5,021
Once-off items (refer below)	247	488	267	514	2,293
Group Adjusted EBITDA - Non-GAAP(A)	$17,777	$11,580	$15,095	$32,872	$20,719

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

	Three months ended			Six months ended
	December 31,		Sept 30,	December 31,
	2025	2024	2025	2025	2024
Once-off items comprises:
Transaction costs	$200	$462	$173	$373	$537
Transaction costs related to Adumo, Recharger and Bank Zero acquisitions	47	222	94	141	1,952
Indirect taxes provision release	-	(196)	-	-	(196)
Total once-off items	$247	$488	$267	$514	$2,293

Once-off items are non-recurring in nature, however, certain items may be reported in multiple quarters. For instance, transaction costs include costs incurred related to acquisitions and transactions consummated or ultimately not pursued. The transactions can span multiple quarters, for instance in fiscal 2025 we incurred transaction costs related to the acquisition of Recharger over a number of quarters, and the transactions are generally non-recurring.

Year ended June 30, 2025 and 2024

	Year ended
	June 30,
	2025	2024
	(in thousands)
Net loss attributable to Lesaka (A)	$(88,741)	$(18,515)
(Less) Add net (loss) income attributable to non-controlling interest	(130)	-
Loss attributable to Lesaka - GAAP	$(88,871)	$(18,515)
(Earnings) Loss from equity accounted investments	(114)	1,279
Net loss before (earnings) loss from equity-accounted investments	(88,985)	(17,236)
Income tax (benefit) expense	(18,198)	3,363
Loss before income tax expense	(107,183)	(13,873)
Reversal of allowance for doubtful EMI loans receivable	-	(250)
Net (gain) loss on disposal of equity-accounted investment	161	-
Change in fair value of equity securities	59,828	-
Impairment loss	18,863	-
Unrealized (gain) loss FV for currency adjustments	23	(83)
Operating loss after PPA amortization and net interest (non-GAAP)	(28,308)	(14,206)
PPA amortization (amortization of acquired intangible assets)	21,384	14,419
Operating (loss) income before PPA amortization after net interest (non-GAAP)	(6,924)	213
Interest expense (A)	21,824	19,171
Interest income	(2,596)	(2,294)
Operating (loss) income before PPA amortization and net interest (non-GAAP)	12,304	17,090
Depreciation (excluding amortization of intangibles)	12,337	9,246
Stock-based compensation charges	9,550	7,911
Interest adjustment	(2,195)	-
Once-off items (refer below)	17,826	1,853
Group Adjusted EBITDA - Non-GAAP(A)	$49,822	$36,100

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

Reconciliation of Revenue under GAAP to Net Revenue:

Three and six months ended December 31, 2025 and 2024, and three months ended September 30, 2025

	Three months ended			Six months ended
	December 31,		Sept 30,	December 31,
	2025	2024	2025	2025	2024
Revenue - GAAP	$178,734	$176,216	$171,448	$350,182	$329,784
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(85,331)	(99,156)	(84,842)	(170,173)	(193,915)
Net Revenue (non-GAAP)	$93,403	$77,060	$86,606	$180,009	$135,869
Net Revenue / revenue	52%	44%	51%	51%	41%

Merchant segment revenue (before eliminations) - GAAP	$131,919	$145,209	$126,950	$258,869	$268,860

Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(83,205)	(97,495)	(82,556)	(165,761)	(190,690)
Merchant Net Revenue (non-GAAP)	$48,714	$47,714	$44,394	$93,108	$78,170

Enterprise segment revenue (before eliminations) - GAAP	$14,796	$8,933	$14,853	$29,649	$20,816
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(2,126)	(1,661)	(2,286)	(4,412)	(3,225)
Enterprise Net Revenue (non-GAAP)	$12,670	$7,272	$12,567	$25,237	$17,591

Reconciliation of GAAP net income (loss) and earnings (loss) per share, basic, to adjusted earnings and adjusted earnings per share, basic:

Three months ended December 31, 2025 and 2024

	Net income (loss) (USD '000)		E(L)PS, basic (USD)		Net income (loss) (ZAR '000)		E(L)PS, basic (ZAR)
	2025	2024	2025	2024	2025	2024	2025	2024
GAAP(A)	3,645	(32,456)	0.04	(0.40)	60,825	(589,467)	0.68	(7.14)

Change in fair value of equity securities, net	(2,971)	26,647			(50,000)	485,621
Intangible asset amortization, net	6,921	3,553			118,459	63,495
Stock-based compensation charge	1,945	2,644			33,259	47,400
Transaction costs	247	684			4,227	12,330
Net loss on disposal of equity-accounted investment	-	161			-	2,886
Amortization, net related to non-controlling interest	(139)	(84)			(2,361)	(1,503)
Release of valuation allowance related to deferred tax asset in EasyPay Financial Services	-	(32)			-	(489)
Other	(3,883)	(196)			(65,353)	(3,508)
Loss on disposal of equity securities	730	-			12,286	-
Adjusted(A)	6,495	921	0.08	0.01	111,342	16,765	1.34	0.21

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

Six months ended December 31, 2025 and 2024

	Net (loss) income (USD '000)		(L) EPS, basic (USD)		Net (loss) income (ZAR '000)		(L)EPS, basic (ZAR)
	2025	2024	2025	2024	2025	2024	2025	2024
GAAP (A)	(1,013)	(37,306)	(0.01)	(0.52)	(21,440)	(676,010)	(0.17)	(9.25)

Change in fair value of equity securities, net	(2,971)	26,647			(50,000)	485,621
Stock-based compensation charge	3,806	5,021			66,021	90,091
Intangible asset amortization, net	13,589	6,288			236,043	112,668
Transaction costs	514	2,489			9,044	44,158
Other	(3,883)	(196)			(65,353)	(3,508)
Net loss on impairment/disposal of equity-accounted investment	584	161			10,342	2,886
Intangible asset amortization, net related to non-controlling interest	(271)	(84)			(4,722)	(1,503)
Release of valuation allowance related to deferred tax asset in EasyPay Financial Services	-	(469)			-	(8,263)
Loss on disposal of equity securities	730	-			12,286	-
Adjusted(A)	11,085	2,551	0.13	0.04	192,221	46,140	2.31	0.63

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

Calculation of the denominator for Adjusted earnings per share

	Three months ended December 31,		Six months ended December 31,
	2025	2024	2025	2024
	('000)		('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	81,719	79,753	81,435	72,037
In the money stock options	643	744	643	744
Acquisition related shares	999	-	999	-
Weighted average number of shares used to calculate Adjusted earnings per share	83,361	80,497	83,077	72,781

Weighted average number of shares used to calculate Adjusted earnings per share represents basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of stock options that are in the money at the reporting date and shares to be issued related to acquisitions.

Attachment B

Unaudited Condensed Consolidated Financial Statements

Our unaudited condensed consolidated Statements of Operations for the three and six months ended December 31, 2025 and 2024 in ZAR are presented below. We have translated the results of operations information for the three and six months ended December 31, 2025 and 2024, provided in the tables below using the actual average exchange rates per month between the USD and ZAR.

Unaudited Condensed Consolidated Statements of Operations
	Three months ended				Six months ended
	December 31,				December 31,
	2025		2024		2025		2024
	(In thousands)				(In thousands)

REVENUE	R	3,058,191	R	3,155,758	R	6,081,737	R	5,912,635

EXPENSE

Cost of goods sold, IT processing, servicing and support (A)		2,099,058		2,343,713		4,191,300		4,481,512
Selling, general and administration (A)		689,116		650,864		1,388,919		1,131,087
Depreciation and amortization		232,173		147,086		459,539		259,746
Transaction costs related to Adumo, Recharger and Bank Zero acquisitions		805		3,957		2,567		34,448

OPERATING INCOME		37,039		10,138		39,412		5,842
CHANGE IN FAIR VALUE OF EQUITY SECURITIES		50,000		(614,710)		50,000		(614,710)
OTHER INCOME		65,353		-		65,353		-
LOSS ON IMPAIRMENT OF EQUITY-ACCOUNTED INVESTMENT/LOSS ON DISPOSAL OF EQUITY-ACCOUNTED INVESTMENT		-		2,886		10,342		2,886
LOSS ON DISPOSAL OF EQUITY SECURITIES		12,286		-		12,286		-
INTEREST INCOME		8,696		12,886		18,192		23,403
INTEREST EXPENSE (A)		78,564		112,244		166,986		204,081

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)		70,238		(706,816)		(16,657)		(792,432)
INCOME TAX EXPENSE (BENEFIT)		11,506		(116,954)		8,934		(115,552)
NET INCOME (LOSS) BEFORE EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS		58,732		(589,862)		(25,591)		(676,880)
EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS		1,851		891		1,851		1,366
NET INCOME (LOSS)		60,583		(588,971)		(23,740)		(675,514)
(ADD) LESS NET (LOSS) INCOME ATTRIBUTABLE TO NON- CONTROLLING INTEREST		(242)		496		(2,300)		496
NET INCOME (LOSS) ATTRIBUTABLE TO LESAKA	R	60,825	R	(589,467)	R	(21,440)	R	(676,010)

Net income (loss) per share, in South African Rands:
Basic earnings (loss) attributable to Lesaka shareholders	R	0.68	R	(7.14)	R	(0.17)	R	(9.25)
Diluted earnings (loss) attributable to Lesaka shareholders	R	0.68	R	(7.14)	R	(0.17)	R	(9.25)

Exchange rate $1: ZAR		16.9556		17.8495		17.3855		17.7967

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

Our unaudited condensed consolidated balance sheets as of December 31, 2025 and June 30, 2025 in ZAR are presented below. Amounts included in these balance sheets have been calculated using the $ amounts per our balance sheets presented in U.S. dollars and converted to ZAR using the exchange rates noted below.

Unaudited Condensed Consolidated Balance Sheets
	December 31,		June 30,
	2025		2025
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	R	1,152,073	R	1,358,643
Restricted cash		2,106		2,113
Accounts receivable, net of allowance of - December: R37,411; June: R31,125 and other receivables		965,849		755,048
Finance loans receivable, net of allowance of - December: R141,584; June: R93,109		1,717,862		1,315,853
Inventory		416,195		418,157
Total current assets before settlement assets		4,254,085		3,849,814
Settlement assets		469,525		481,136
Total current assets		4,723,610		4,330,950
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of - December: R1,024,601; June: R978,074 (Note 1)		774,549		797,644
OPERATING LEASE RIGHT-OF-USE		205,262		172,068
EQUITY-ACCOUNTED INVESTMENTS		4,792		3,533
GOODWILL		3,513,663		3,540,338
INTANGIBLE ASSETS, net of accumulated amortization of - December: R1,601,849; June: R1,272,068		2,183,341		2,471,818
DEFERRED INCOME TAXES		207,103		222,901
OTHER LONG-TERM ASSETS, including equity securities		72,649		67,630
TOTAL ASSETS		11,684,969		11,606,882

LIABILITIES
CURRENT LIABILITIES
Short-term credit facilities		353,761		434,457
Accounts payable		334,143		352,747
Other payables(A)		1,533,926		1,350,032
Operating lease liability - current		83,163		71,146
Current portion of long-term borrowings		215,991		212,284
Income taxes payable		26,997		24,858
Total current liabilities before settlement obligations		2,547,981		2,445,524
Settlement obligations		467,220		473,980
Total current liabilities		3,015,201		2,919,504
DEFERRED INCOME TAXES		523,237		602,281
OPERATING LEASE LIABILITY - LONG TERM		129,429		108,823
LONG-TERM BORROWINGS		3,379,608		3,352,450
OTHER LONG-TERM LIABILITIES, including insurance policy liabilities		49,782		53,106
TOTAL LIABILITIES		7,097,257		7,036,164

TOTAL EQUITY AND REDEEMABLE COMMON STOCK(A)	R	4,587,712	R	4,570,718

Exchange rate $1: ZAR		16.5828		17.7554

Note 1: In October 2025, the Company identified that it had understated its June 30, 2025, cost and accumulated depreciation by ZAR 114.5 million. The carrying value of property, plant and equipment reported as of June 30, 2025 was not impacted by the misstatement. Accumulated depreciation has been recast to increase the amount from ZAR 863,552 to ZAR 978,074.

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

Attachment C

Reconciliation of net income (loss) used to calculate earnings (loss) per share basic and diluted and headline earnings (loss) per share basic and diluted:

Three months ended December 31, 2025 and 2024

	2025	2024

Net income (loss) (USD'000)(A)	3,645	(32,456)
Adjustments:
Loss on disposal of equity securities	730	-
Net loss on disposal of equity-accounted investment	-	161
Profit on sale of property, plant and equipment	(27)	(14)
Tax effects on above	7	4

Net income (loss) used to calculate headline earnings (loss) (USD'000)(A)	4,355	(32,305)

Weighted average number of shares used to calculate net earnings (loss) per share basic earnings (loss) and headline earnings (loss) per share basic earnings (loss) ('000)	81,719	79,753

Weighted average number of shares used to calculate net earnings (loss) per share diluted earnings (loss) and headline earnings (loss) per share diluted earnings (loss) ('000)	81,837	79,753

Headline earnings (loss) per share:
Basic, in USD	0.05	(0.41)
Diluted, in USD	0.05	(0.41)

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

Six months ended December 31, 2025 and 2024

	2025	2024

Net loss (USD'000)(A)	(1,013)	(37,306)
Adjustments:
Loss on disposal of equity securities	730	-
Net loss on impairment/disposal of equity-accounted investment	584	161
Profit on sale of property, plant and equipment	(57)	(41)
Tax effects on above	15	11

Net income (loss) used to calculate headline earnings (loss) (USD'000)(A)	259	(37,175)

Weighted average number of shares used to calculate net earnings (loss) per share basic earnings (loss) and headline earnings (loss) per share basic earnings (loss) ('000)	81,435	72,037

Weighted average number of shares used to calculate net earnings (loss) per share diluted earnings (loss) and headline earnings (loss) per share diluted loss ('000)	81,435	72,037

Headline earnings (loss) per share:
Basic, in USD	-	(0.52)
Diluted, in USD	-	(0.52)

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended December 31, 2025.

Calculation of the denominator for headline diluted earnings (loss) per share

	Three months ended December 31,		Six months ended December 31,
	2025	2024	2025	2024
	('000)		('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	81,719	79,753	81,435	72,037
Effect of dilutive securities under GAAP	118	-	-	-
Denominator for headline diluted earnings (loss) per share	81,837	79,753	81,435	72,037

Weighted average number of shares used to calculate headline diluted loss per share represents the denominator for basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of dilutive securities under GAAP. We use this number of fully diluted shares outstanding to calculate headline diluted loss per share because we do not use the two-class method to calculate headline diluted loss per share.